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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) February 9, 2005

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

                000-31951                              35-1594017
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        (Commission File Number)            (IRS Employer Identification No.)

        210 East Kirkwood Avenue
             Bloomington, IN                              47408
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(Address of Principal Executive Offices)               (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               (b) On February 9, 2005, Monroe Bancorp issued a press release announcing the retirement of David D. Baer as Chairman of the Board of Directors. Mr. Baer will retire effective on April 28, 2005.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Attached hereto as Exhibit 99.1 is a copy of Monroe Bancorp's press release announcing the retirement of David D. Baer as Chairman of the Board of Directors.

                    99.1     Press Release, dated February 9, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  February 9, 2005

                                        MONROE BANCORP

                                        /s/ Mark D. Bradford
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                                        Mark D. Bradford
                                        President, Chief Executive Officer